UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 14, 2013, American Realty Capital Properties, Inc. (“ARCP”) filed with the SEC an amended Current Report on Form 8-K/A (the “Amended Report”), which wsa Amendment No. 1 to the initial Current Report on Form 8-K filed with the SEC on May 28, 2013, to provide certain information related to the previously announced merger with CapLease, Inc. (“CapLease”), including audited financial statements of CapLease from their Annual Report on Form 10-K for the year ended December 31, 2012, unaudited financial statements of CapLease from their Quarterly Report on Form 10-Q for the three months ended march 31, 2013 and ARCP unaudited pro forma consolidated financial information as of March 31, 2013, for the three months ended March 31, 2013 and the year ended December 31, 2012. This amended Current Report on form 8-K/A updates that information to provide pro forma financial information for ARCP, which includes pro forma information for properties acquired by ARCP from April 1, 2013 to June 30, 2013, including the related financing thereon, pro forma information for a portfolio of 447 properties that were acquired by ARCP on June 27, 2013, incorporates pro forma information for a merger agreement entered into by ARCP on July 1, 2013 with American Realty Capital Trust IV, Inc. (“ARCT IV”), describes the current intended financing of the merger with CapLease and merger with ARCT IV and corrects the classification of the ARCP’s Series C Convertible Preferred Stock as a liability in such financial statements. The amended pro forma financial statements are attached to this amended Current Report on form 8-K/A to the May 28, 2013 Current Report on Form 8-K as described in Item 9.01 below. Item 9.01 of this amended Current Report on form 8-K/A describes in its entirety Item 9.01 of the Amended Report. Except as described above, no other changes have been made to the Amended Report.

Item 9.01. Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of ARCP as of March 31, 2013 and for the periods ended March 31, 2013 and December 31, 2012, are filed as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(b) Exhibits

Exhibit No.	Description
23	Consent McGladrey LLP
99.3	ARCP Unaudited Pro Forma Consolidated Financials as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 22, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors